UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                 August 14, 2002
                Date of Report (Date of earliest event reported)

                    MID-AMERICA APARTMENT COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)

        TENNESSEE                     1-12762                   62-1543819
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)

                         6584 POPLAR AVENUE, SUITE 340
                           MEMPHIS, TENNEESSEE 38138
                    (Address of principal executive offices)

                                 (901) 682-6600
              (Registrant's telephone number, including area code)

             (Former name or address, if changed since last report)

ITEM 9.  Regulation FD

On August 14, 2002, H. Eric Bolton, Jr. made the following slide presentation.

Mid-America Apartment Communities, Inc.
Investor Update
August, 2002

Creating Great Places to Live

Mid-America Apartment Communities

[Map highlights market presence in the following states]

Ohio
Virginia
Kentucky
North Carolina
Tennessee
Arkansas
South Carolina
Georgia
Alabama
Mississippi
Texas
Florida

Southeast Market Focus...
Steady Growth Markets - Lower Volatility

[X] MAA's focus is on the steady demand and more stable markets of the southeast US...higher job growth, household formations and immigration trends.

[X] MAA's superior locations and disciplined capital investment practices strengthen ability to effectively compete with periodic "supply" side pressure and provide competitive advantages.

[X] Strong regional focus advantages...in-depth market knowledge, operating economies and "hands on" attention to properties.

Successful Operator

[X]  25 years of experience in all phases of the value creation cycle

[X] Strong emphasis on training, property maintenance and capital improvement, extensive support & monitoring systems

[X]  Long record of success in creating value
>>       Capital improvements
>>       Effective leasing and occupancy management
>>       Aggressive utility billing initiatives
>>       Ancillary income programs
>>       Creative operating efficiencies

[X] MAA properties consistently outperform market occupancy levels and rent growth

High Quality Assets

[X]  Among the newest portfolios of all apartment REITs (~12 years).

[X]  Portfolio continuously improved with steady capital infusion.

[X]  $300 million of new communities added in the last four years.

[X] Sold $110 million of properties over the last two years; average age of 20 years.

[X]  Solid rental product appealing to largest segment of the renter market.

Experienced In Capital Markets
and M&A Activity

[X] Founded in 1976 as the Cates Company; IPO in January of 1994 ("MAA") with 24 properties and 5,400 units.

[X] Significant growth period through property acquisitions and redevelopment; 123 properties and 34,000 units.

[X]  Acquired America First REIT in 1995.

[X] Completed acquisition of Flournoy Development and Construction Co. in 1997. Exited new development & construction in 2000..added over 4,600 new units.

Experienced In Capital Markets
and M&A Activity

[X]  $100 million JV with Blackstone Realty Advisors in 1999.

[X]  Sold $110 million of property at an average 8.6% cap rate.

[X]  Repurchased   1.8  million   shares  of  common   stock  over  the  last  3
     years..average price of $22.50.

[X]  Established a $150 million acquisition JV with Crow Holdings in Q2 of 2002.

Asset Sales Create Value

[X]  Sold over $110 million of older assets since 11/99
>>   Average  age was 20  years,  versus  the 12  year  average  age of  current portfolio
>>   Average cap rate achieved on disposition was 8.6%
>> Net proceeds $5 million more than gross book value (original purchase price plus all capital improvements made)

[X]  Capital recycled into share repurchase and new development

MAA Investment Features

[X]  Attractive, safe current dividend yield - 9.4% at $25.00 share price.

[X]  Share price backed by solid asset value of $26.50 to $28.50 per share.

[X] Over 30% of the common dividend is not currently taxable...return of capital...generating very attractive after tax return.

[X] Growth plan in place to improve growth of FFO, value per share and dividend coverage.

[X]  Stable history of 13% total return to owners.

Shareholder Returns -
Since IPO and Last 3 Years

[Bar chart depicting the data below]

Annualized 3-Year Returns
(at August 1, 2002)

MAA Since IPO            12.9%
MAA                      17.0%
MS REIT Index            11.5%
Dow Jones Index          -7.4%
NASDAQ                  -29.5%

Current Market Pricing of MAA Offers
Discount to Underlying Value

                                                Current      Stabilized
Current Property Value                       $1,383,040     $ 1,383,040
 NOI Stabilization Value                                         69,405
 New Development at Cost                         103,588        103,588
 Cash                                             21,544         21,544
 Other Assets (less goodwill)                     34,094         34,094
 Value of Below Market Cost Financing             21,555         21,555
 Debt and Other Liabilities                     (827,703)      (827,703)
 Preferred Stock                                (173,500)      (173,500)

 Net Asset Value                             $   562,618    $   632,023
 Common Equity Shares/Units                       20,690         20,690

 Net Asset Value Per Share                   $     27.19    $     30.55

Based on 8.6% cap rate - equal to the average pricing achieved on property sold over the last 3 years

Current Market Pricing of MAA Offers Upside to Average Sector Pricing

                                                             Implied Price
                                        MAA      MF Avg      of MAA at Avg
Enterprise Value/EBITDA Multiple        11.1x    12.0x          $29.50
FFO Multiple                             9.0x    10.0x          $27.70

MAA Sells at a Discount to Value

[X]  Free Cash Flow covers dividend by $1 million (5 cents/share)

[X] However, Funds Available for Distribution (FAD) short of dividend coverage by 16 cents/share ($3.3 million)

[X] Active plans in place to increase FFO earnings and strengthen dividend coverage
>> High quality assets, well maintained and in strong position to increase earnings as the economy recovers and interest rate environment changes
>>   New development pipeline becoming increasingly fully productive
>>   New acquisition initiative with Crow Holdings in place

Historical Share Price Performance

[Line graph depicting the data below]

          MAA Share Price
Jan-94     $ 19.75
Dec-94     $ 26.75
Dec-95     $ 24.75
Dec-96     $ 28.88
Dec-97     $ 28.56
Sep-97     $ 30.43
Dec-98     $ 22.69
Dec-99     $ 22.63
Dec-00     $ 22.56
Dec-01     $ 26.30
Jun-02     $ 26.75

$30.19 High

Strategy

[X]  Operate well what we have...protect value.

[X]  New development paid for and increasingly productive.

[X] Strengthen dividend coverage through earnings growth...improving market conditions (same store) and full productivity from new development.

[X]  Execute  new  acquisition  JV  initiative...provides   additional  earnings
     potential, platform to recycle capital and to harvest full value from existing assets.

[X] More portfolio diversification...allocate more capital to vibrant rent growth markets...while building operating mass in these select markets.

Current Situation & Outlook

[X]  $2.34/year dividend, 9.4% yield based on current price.

[X]  Tough operating environment expected throughout 2002; long-term very good.

[X]  Capacity to purchase improving; very active in the acquisition market.

[X]  Remaining very disciplined with capital deployment.

[X]  Dividend coverage solid and improving.

Balance Sheet Strength

[X]  New development complete...85% occupied

[X] Leverage at the right level to optimize borrowing costs...development REITs must carry lower leverage levels

[X] Low cost of borrowing with reduced exposure to rising interest rate environment
>>   Only 13% variable debt
>>   Most of 2003 financing is pre-locked
>>   Laddered maturities

[X]  Coverage ratios strong and improving
>>   Debt service coverage 2.34 versus 2.15 a year ago

Increased Earnings Potential -
New Development

Reserve at Dexter Lake
Memphis, TN
740 units

Grande View
Nashville, TN
433 units

Increased Earnings Potential -
New Development

Grand Reserve
Lexington, KY
370 units

Kenwood Club
Katy, TX
320 units

Creating Value Through Redevelopment

[X]      Opportunities
-        under-capitalized & turn around
-        troubled lease-up
-        institutional re-cycle
[X]      Value Creation
-        Aggressive on site marketing & leasing practices
-        On-site operating efficiencies
-        Utility management
-        Curb appeal and product presentation
-        Portfolio purchasing efficiencies
-        Employee development and training

Successful Record in Acquisition
and Redevelopment

St. Augustine at the Lake
Jacksonville, FL
400 Units
60% increase in value above gross book basis

Kirby Station
Memphis, TN
371 Units
20% increase in value above gross book basis

Successful Record in Acquisition
and Redevelopment

Brentwood Downs
Nashville, TN
286 Units
20% increase in value above gross book basis

Acquisition JV With Crow Holdings

[X]  $50 MM Equity; $150 MM Acquisition

[X]  MAA one-third equity; Crow two-thirds

[X] MAA providing acquisition, asset management, property management and financing structuring services

[X]  Pari-passu investment returns until hurdle achieved; 50/50 split thereafter

[X]  Joint governance; 50/50 representation

Preston Hills Acquisition

[X]  Opportunity
-    New development with troubled lease up; motivated seller.
-    High quality asset located in high growth market and sub-market.

[X]  Value Creation
-    Purchased at well below replacement cost.
- In need of "hands on operations" to provide stronger cash flows...lease expiration management, expense control.

MAA Board of Directors

Robert F. Fogelman         President, Fogelman Investment Company
John F. Flournoy           Chairman and CEO, Flournoy Development Co.
Alan B. Graf, Jr.          Executive VP and CFO, FedEx Corporation
John S. Grinalds           President, The Citadel
Ralph Horn                 Chairman and CEO, First Tennessee National Corp.
Michael S. Starnes         President, M.S. Carriers

George E. Cates            Chairman of the Board, Mid-America Apartments
H. Eric Bolton, Jr.        President and CEO, Mid-America Apartments
Simon R.C. Wadsworth       Executive VP and CFO, Mid-America Apartments

Insiders currently own 12.3% of MAA and continue to buy.

Mid-America Apartment Communities

[X]  Long term steady  growth  region...well  diversified  in large,  middle and
     small  tier  markets;   lower  volatility  and  broad  product  appeal;  no
     development risks.

[X] Highly experienced "hands on" approach...successful operators through many cycles...experienced management and strong independent board of directors.

[X] Improved position to harvest value from existing investments and capture new opportunities...growth plans centered around organization's strengths and successful track record.

[X] Solid dividend return and strengthening coverage; positioned to generate earnings growth.

[X}  Current market pricing offers meaningful discount to underlying value.

Mid-America Apartment Communities

www.maac.net

A PDF file of this presentation is available on our web site, www.maac.net

Certain matters in this presentation may constitute forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Such statements include, but are not limited to, statements about anticipated growth rate of revenues and expenses, anticipated lease-up (and rental concessions) at development properties, planned disposition, disposition pricing, and planned acquisitions and developments. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including a downturn in general economic conditions or the capital markets, competitive factors including overbuilding or other supply/demand imbalances in some or all of our markets, changes in interest rates, and other items that are difficult to control such as insurance rates, increases in real estate taxes, and other general risks inherent in the apartment business. Reference is hereby made to the filings of Mid-America
Apartment Communities, Inc., with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, reports on Form 8-K, and its annual report on Form 10-K, particularly including the risk factors contained in the latter filing.
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchnage Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MID-AMERICA APARTMENT COMMUNITIES, INC.

Date:  August 14, 2002              /s/Simon R.C. Wadsworth
                                    Simon R.C. Wadsworth
                                    Executive Vice President
                                    (Principal Financial and Accounting Officer)